[CONFORMED COPY]



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         AMENDMENT dated as of June 15, 1999 to the Amended and Restated Credit Agreement dated as of July 15, 1998, as amended by Amendment No. 1 dated as of January 29, 1999 (the "Credit Agreement") among IOMEGA CORPORATION (the "Borrower"), the BANKS party thereto (the "Banks"), CITIBANK, N.A., as
Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the definitions of Consolidated EBITDA and Consolidated Tangible Net Worth in the Credit Agreement to exclude certain special charges taken in the second fiscal quarter of 1999;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amendment of Section 1.01. (a) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended to replace "and (v)" with ", (v)" and to add before the period at the end thereof the following:

                  and (vi) the Permitted Second Quarter 1999 Addback

          (b) The first sentence of the definition of "Consolidated Tangible Net Worth" in Section 1.01 of the Credit Agreement is amended to replace "(iii)" with "(iv)" and to add after "(ii) the Permitted Second Quarter Addback" the following:



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                  , (iii) the Permitted Second Quarter 1999 Addback

          (c) Section 1.01 of the Credit Agreement is further amended to insert the following definition in appropriate alphabetical order:

                  "Permitted Second Quarter 1999 Addback" means special charges taken in the second Fiscal Quarter of 1999 to the extent such special charges are less than $53,000,000 (and to the extent that such special charges exceed $53,000,000 then such special charges will be deemed to equal $53,000,000), so long as the cash portion of all special charges taken in such Fiscal Quarter does not exceed $18,000,000.

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof when (i) the Administrative Agent shall have received from the Borrower, for the account of each Bank which has signed a counterpart hereof on or prior to June 21, 1999, an amendment fee equal to .05% of such Bank's Commitment, and (ii) the Documentation Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      IOMEGA CORPORATION


                                      By:    /s/ Dan E. Strong
                                             ----------------------------
                                      Title: Vice President and
                                             Chief Financial Officer



                                      CITIBANK, N.A.


                                      By:    /s/ J. Robert Cotton
                                             ----------------------------
                                      Title: Vice President



                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                      By:    /s/ Unn Boucher
                                             ----------------------------
                                      Title: Vice President



                                      FLEET NATIONAL BANK


                                      By:    /s/ Michael S. Barclay
                                             ----------------------------
                                      Title: Vice President



                                      BANK OF AMERICA NATIONAL
                                      TRUST AND SAVINGS BANK

                                      By:    /s/ Kevin McMahon
                                             ----------------------------
                                      Title: Managing Director




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                                      FIRST SECURITY BANK, N.A.


                                      By:    /s/ Taft G. Meyer
                                             ----------------------------
                                      Title: Vice President



                                      KEYBANK NATIONAL ASSOCIATION


                                      By:    /s/ Thomas A. Crandell
                                             ----------------------------
                                      Title: Vice President



                                      ABN AMRO BANK N.V.



                                      By:    /s/ Lee-Lee Miao
                                             ----------------------------
                                      Title: Vice President



                                      By:    /s/ Paul S. Faust
                                             ----------------------------
                                      Title: Vice President



                                      THE SUMITOMO TRUST & BANKING CO., LTD.


                                      By:
                                             ----------------------------
                                      Title:



                                      THE NORTHERN TRUST COMPANY


                                      By:    /s/ Patrick J. Connelly
                                             ----------------------------
                                      Title: Vice President



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                                      THE CIT GROUP/BUSINESS CREDIT, INC.


                                      By:    /s/ Adrian Avalos
                                             ----------------------------
                                      Title: Assistant Vice President


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:    /s/ Glenn Leyrer
                                             ----------------------------
                                      Title: Vice President